Exhibit 10.15

关于江苏奥斯汀光电科技股份有限公司之

股份转让协议

Share Transfer Agreement Regarding Jiangsu Austin Optronics Technology Co., Ltd.

本协议由以下双方于          年     月     日在中国南京市签订：

This agreement is entered into by the following parties in Nanjing, China on the date of __________:

甲方（受让方）：

名称：南京奥萨科技发展有限公司

统一社会信用代码：91320100MA20XFGW5Q

住所：南京市栖霞区科创路1号2幢101室

Party A (Transferee):

Name: Nanjing Aosa Technology Development Co., Ltd.

Unified Social Credit Code: 91320100MA20XFGW5Q

Address: Room 101, Building 2, No. 1, Kechuang Road, Qixia District, Nanjing

乙方（出让方）：

姓名：

身份证号码：

住址：

Party B (Transferor):

Name: __________

ID number: __________

Address: __________

关于江苏奥斯汀光电科技股份有限公司之股份转让协议

鉴于：

WHEREAS:

（1）              江苏奥斯汀光电科技股份有限公司（以下简称江奥光电、公司）系依据中国法律合法设立并有效存续的股份有限公司，拟在境外实现上市（以下简称上市）；甲方系江奥光电为实现上市在境内设立的关联主体；乙方系江奥光电股东、持有公司__________股股份（占总股本的__________%，以下简称全部股份）；

Jiangsu Austin Optronics Technology Co., Ltd. (hereinafter referred to as “Jiangsu Austin” or the “Company”) is a company limited by shares legally established and validly existing under Chinese laws and intends to be listed overseas (hereinafter referred to as “listing”); Party A is a related party established in China by Jiangsu Austin for the purpose of listing; Party B is a shareholder of Jiangsu Austin and holds __________shares of the Company (__________% of the total issued and outstanding shares, hereinafter referred to as “All Shares”)

（2）            乙方已以其所持的全部股份参与了上市并与甲方签订了《独家购买权协议》，同意授予甲方以1元的总价购买其所持全部股份的独家购买权；

Party B has participated in the listing with All Shares and entered into an Exclusive Option Agreement with Party A, agreeing to grant Party A the exclusive option to purchase All Shares at a total price of RMB 1;

（3）            根据《中华人民共和国公司法》第一百四十一条的相关规定，江奥光电董事、监事、高级管理人员在任职期间每年转让的股份不得超过其所持有本公司股份总数的百分之二十五；离职后半年内，不得转让其所持有的公司股份；

According to the relevant provisions of Article 141 of the Company Law of the People's Republic of China, the shares transferred by the directors, supervisors, and senior management of Jiangsu Austin shall not exceed twenty-five (25) percent of the total number of shares of the Company held by them each year during their tenure; the shares of the Company held by them shall not be transferred within half a year after resignation;

关于江苏奥斯汀光电科技股份有限公司之股份转让协议

（4）            由于乙方在担任公司董事、高管期间每年转让所持的公司股份不得超过所持股份的25%，因此乙方于2021年4月根据《独家购买权协议》的约定向甲方转让了__________股股份并完成交割（以下简称第一次交割），截至本协议签订之日，乙方持有公司__________股股份，其中__________股股份（占公司总股本的__________%，以下简称标的股份）待根据《独家购买权协议》进行转让；

Since Party B’s annual transfer of the Company’s shares held during its tenure as a Company’s director and senior management shall not exceed 25% of its holdings, Party B had transferred and delivered __________ shares to Party A in April 2021 in accordance with the Exclusive Option Agreement (hereinafter referred to as the “First Closing”). As of the date of this agreement, Party B holds __________shares of the Company, of which __________ shares (__________% of the Company’s total issued and outstanding shares, hereinafter referred to as the “Subject Shares”) to be transferred pursuant to the Exclusive Option Agreement;

（5）            乙方有意辞任公司董事及/或高管职务，并在符合相关法律法规的前提下将所持标的股份交割至甲方。

Party B intends to resign as a director and/or senior management of the Company and deliver the Subject Shares to Party A in compliance with relevant laws and regulations.

现双方在自愿、平等、互惠互利的基础上经友好协商，就进一步履行《独家购买权协议》，达成如下条款，以资共同遵守执行：

Both parties are now on the basis of voluntariness, equality, and mutual benefit through friendly consultations to further implement the Exclusive Option Agreement and have reached the following agreements for mutual compliance and implementation:

第一条	股份转让Share Transfer

1.1	股份转让Share Transfer

乙方同意为履行《独家购买权协议》将标的股份转让给甲方，甲方同意受让乙方所持的标的股份。

Party B agrees to transfer the Subject Shares to Party A in order to perform the Exclusive Option Agreement, and Party A agrees to accept the transfer of the Subject Shares held by Party B.

关于江苏奥斯汀光电科技股份有限公司之股份转让协议

1.2 股份交割Share Delivery

由于在本协议签署日，标的股份尚不满足《中华人民共和国公司法》第一百四十一条规定的交割条件，双方同意在乙方辞任公司董事及/或高管职务半年后进行标的股份的交割。届时，甲方向乙方发出行权通知（附件一）、乙方需配合甲方完成包括签署股份交割确认文件（附件二）、解除标的股份质押、办理相关的工商变更/备案登记文件（如需）等必要的交割手续。

As of the date of this agreement, the Subject Shares have not met the closing conditions stipulated in Article 141 of the Company Law of the People's Republic of China, but both parties agree to deliver the Subject Shares six months after Party B resigns as a director and/or senior manager of the Company. At that time, Party A will issue an Exercise Notice (Annex 1) to Party B, and Party B shall cooperate with Party A to complete necessary closing procedures including executing the Share Delivery Confirmation (Annex 2), releasing the pledge of the Subject Shares, and handling relevant business administration changes/record registration documents (if necessary), etc.

1.3价款支付Payment

由于第一次交割时，甲方已向乙方支付了全部对价1元，因此就本次标的股份的转让，甲方无需向乙方支付转让价款。

Since Party A has paid the full consideration of RMB 1 to Party B at the First Closing, Party A does not need to pay Party B the transfer price for the transfer of the Subject Shares.

第二条 附则Miscellaneous

2.1本协议为双方签订的《独家购买权协议》之有效补充，是其有效组成部分，与其具有同等法律效力。

This agreement is a valid supplement to the Exclusive Option Agreement entered into by both parties, is a valid part of it, and has the same legal effect.

2.2本协议于双方签章后生效。本协议未作约定的，以《独家购买权协议》的约定为准。

This agreement will become effective after both parties have signed. For arrangements not stipulated in this agreement, the Exclusive Option Agreement shall prevail.

2.3 本协议一式四份，双方各持两份，具有同等法律效力。

This agreement is in quadruplicate, and each party holds two copies, which have the same legal effect.

（以下无正文）(No text below)

（本页无正文，为《关于江苏奥斯汀光电科技股份有限公司之股份转让协议》之签章页）

(There is no text on this page; this is the signature page of the Share Transfer Agreement Regarding Jiangsu Austin Optronics Technology Co., Ltd.)

甲方：

Party A:

南京奥萨科技发展有限公司（盖章）

Nanjing Aosa Technology Development Co., Ltd.

法定代表人或授权代表签字：______________

Signature of legal representative or authorized representative: __________

乙方：

Party B:

（签字）：___________

(Signature): _____________

附件一：Annex 1:

行权通知

Exercise Notice

致：

To:

根据本公司与贵方签署的《独家购买权协议》之约定，贵方应根据本公司的要求，以1元的总价向本公司或本公司指定的受让人转让贵方持有的江苏奥斯汀光电科技股份有限公司（以下简称江奥光电）全部__________股股份。2021年4月，本公司向贵方支付了全部1元的对价受让贵方持有的江奥光电__________股股份并完成交割。于本通知发出日，尚有__________股股份（占总股本的__________%，以下简称“标的股份”）待交割。

According to the Exclusive Option Agreement entered into by the Company and you, you shall transfer all __________shares of Jiangsu Austin Optronics Technology Co., Ltd. (hereinafter referred to as “Jiangsu Austin”) held by you to the Company or the assignee designated by the Company at a total price of RMB 1 at the request of the Company. In April 2021, the Company paid you all the consideration of RMB 1 to accept the __________shares of Jiangsu Austin held by you and complete the closing. As of the date of this Exercise Notice, there are still __________shares (__________% of the total issued and outstanding shares, hereinafter referred to as the "Subject Shares") to be delivered.

据此，本公司特向贵方发出本行权通知如下：

Accordingly, the Company hereby sends you the following exercise notice:

本公司兹要求继续行使《独家购买权协议》项下的独家购买权，请贵方在收到本通知后，依据《独家购买权协议》之约定，向本公司转让标的股份并配合办理所有标的股份交割之必要手续。

The Company hereby requests to continue to exercise the exclusive option under the Exclusive Option Agreement. After receiving this Exercise Notice, please transfer the Subject Shares to the Company and cooperate in handling all necessary procedures for share delivery in accordance with the provisions of the Exclusive Option Agreement.

关于江苏奥斯汀光电科技股份有限公司之股份转让协议

专此通知！

Hereby notify the above!

礼致！

Regards!

南京奥萨科技发展有限公司（盖章）

Nanjing Aosa Technology Development Co., Ltd.

法定代表人或授权代表签字： _____________

_____________ 年 _____________ 月 _____________ 日

Signature of legal representative or authorized representative: __________

Date:____________________

附件二：Annex 2:

股份交割确认书

Share Delivery Confirmation

本《股份交割确认书》由以下各方于           年      月      日在中国南京签署：

This Share Delivery Confirmation is entered into by the following parties in Nanjing, China on ______:

甲方：南京奥萨科技发展有限公司

统一社会信用代码：91320100MA20XFGW5Q

住所：南京市栖霞区科创路1号2幢101室

Party A: Nanjing Aosa Technology Development Co., Ltd.

Unified Social Credit Code: 91320100MA20XFGW5Q

Address: Room 101, Building 2, No. 1, Kechuang Road, Qixia District, Nanjing

乙方：__________

身份证号码：__________

住址：__________

Party B: __________

ID number: __________

Address: __________

丙方：江苏奥斯汀光电科技股份有限公司

统一社会信用代码： 91320000566864393X

住所：南京市栖霞区科创路1号2幢

Party C: Jiangsu Austin Optronics Technology Co., Ltd.

Unified Social Credit Code: 91320000566864393X

Address: Building 2, No. 1, Kechuang Road, Qixia District, Nanjing

鉴于：

WHEREAS

（1）              丙方系依据中国法律合法设立并有效存续的股份有限公司，乙方系丙方股东，截至本确认书签署日持有丙方__________股股份，其中__________股股份（占总股本的__________%，以下简称标的股份）为乙方根据与甲方签署的《独家购买权协议》待交割给甲方的股份；

Jiangsu Austin Optronics Technology Co., Ltd. (hereinafter referred to as “Jiangsu Austin” or the “Company”) is a company limited by shares legally established and validly existing under Chinese laws. Party B is a shareholder of Party C and holds __________ shares of Party C as of the date of this Share Delivery Confirmation, of which __________ shares (accounting for __________% of the total issued and outstanding shares, hereinafter referred to as the “Subject Shares”) are to be delivered to Party A based on the Exclusive Option Agreement entered into with Party A;

（2）            乙方已与甲方签订了《独家购买权协议》及《关于江苏奥斯汀光电科技股份有限公司之股份转让协议》，同意授予甲方购买标的股份的独家购买权，乙方有义务在甲方行使独家购买权时将标的股份转让至甲方、并在符合交割条件时完成标的股份的交割；

Party B has entered into the Exclusive Option Agreement and the Share Transfer Agreement Regarding Jiangsu Austin Optronics Technology Co., Ltd. with Party A, agreeing to grant Party A the exclusive option to purchase the Subject Shares, and Party B is obliged to transfer the Subject Shares to Party A upon exercising of the exclusive option and complete the delivery of the Subject Shares under the closing conditions;

（3）            于本确认书签署日，标的股份已符合相关法律法规规定的交割条件，甲方已向乙方发出了《行权通知》。

As of the date of this Share Delivery Confirmation, the Subject Shares have met the closing conditions stipulated by relevant laws and regulations, and Party A has issued an Exercise Notice to Party B.

现为进一步履行《独家购买权协议》及《关于江苏奥斯汀光电科技股份有限公司之股份转让协议》，各方就标的股份交割事项确认如下：

To further perform the Exclusive Option Agreement and the Share Transfer Agreement Regarding Jiangsu Austin Optronics Technology Co., Ltd., the parties confirm the following regarding the delivery of the Subject Shares:

1、                    各方确认，截至本确认书签署日，甲方行使独家购买权的全部条件均已得到满足，乙方同意按照《独家购买权协议》及《关于江苏奥斯汀光电科技股份有限公司之股份转让协议》的约定将标的股份交割给甲方，甲方已按照《独家购买权协议》的约定就受让包括标的股份在内的全部股份向乙方足额支付了全部对价；

The parties confirm that as of the date of this Share Delivery Confirmation, all the conditions for Party A to exercise the exclusive option have been met, and Party B agrees to comply with the Exclusive Option Agreement and the Share Transfer Agreement Regarding Jiangsu Austin Optronics Technology Co., Ltd. The Subject Shares will be delivered to Party A, and Party A has paid Party B the full consideration for All Shares, including the Subject Shares, in accordance with the Exclusive Option Agreement;

2、                    各方确认，本确认书签署日为标的股份的交割日，自本确认书签署之日起，甲方就标的股份享有完整的股东权利并承担相应的股东义务；

The parties confirm that the date of this Share Delivery Confirmation is the closing date of the Subject Shares. From the date of this Share Delivery Confirmation, Party A is entitled to complete shareholder rights and assumes corresponding shareholder obligations with respect to the Subject Shares;

3、                    各方同意，若标的股份转让需要办理相关手续的，则乙方、丙方应充分配合甲方办理，但前述手续是否办理完毕不影响标的股份的交割。

The parties agree that if the transfer of the Subject Shares requires relevant procedures, Party B and Party C shall fully cooperate with Party A in the process, but whether the foregoing procedures are completed will not affect the delivery of the Subject Shares.

特此确认！

（以下无正文）

Hereby confirm!

(No text below)

（本页无正文，为《股份交割确认书》之签章页）

(There is no text on this page; this is the signature page of the Share Delivery Confirmation)

甲方：Party A

南京奥萨科技发展有限公司（盖章）

Nanjing Aosa Technology Development Co., Ltd. (seal)

法定代表人或授权代表签字：______________

Signature of legal representative or authorized representative: ___________

乙方：Party B

（签字）：________________

(Signature):___________________

丙方：Party C

江苏奥斯汀光电科技股份有限公司（盖章）

Jiangsu Austin Optronics Technology Co., Ltd.

法定代表人或授权代表签字： _____________

Signature of legal representative or authorized representative: ___________